Company Restructuring Toward January 1, 2013 REIT Conversion December 2012 Exhibit 99.2

This presentation contains forward-looking statements regarding future events and future performance of the Company that involve risks and uncertainties that could materially affect actual results, including statements regarding estimated earnings, revenues and costs and our ability to maintain growth and strengthen contract relationships. Factors that could cause actual results to vary from current expectations and forward-looking statements contained in this presentation include, but are not limited to: (1) GEO’s ability to successfully complete the conversion to a real estate investment trust effective January 1,
2013; (2) GEO’s ability to meet its financial guidance; (3) GEO’s ability to declare future cash dividends; (4) GEO's ability to pursue further growth and continue to enhance shareholder value; (5) GEO's ability to access the capital markets in the future on satisfactory terms or at all; (6) risks associated with GEO's ability to control operating costs associated with contract start-ups; (7) GEO's ability to timely build and/or open facilities as planned, profitably manage such facilities and successfully integrate such facilities into
GEO's operations without substantial costs; (8) GEO's ability to win management contracts for which it has submitted proposals and to retain existing management contracts; (9)
GEO's ability to obtain future financing at competitive rates; (10) GEO's ability to sustain company-wide occupancy rates at its facilities; and (11) other factors contained in GEO's
Securities and Exchange Commission filings, including the Forms 10-K, 10-Q and 8-K reports.
Forward-Looking Statements
Forward-Looking Statements

REIT Requirements
A REIT is an entity that:
Distributes annually at least 90% of its taxable income to
shareholders in the form of a dividend
Invests at least 75% of its total assets (Asset Test) in
qualifying real estate assets
Derives at least 75% of its gross income from real estate
related sources (75% Income Test) and at least 95% of
its gross income from real estate related sources,
dividends and interest (95% Income Test)
Is substantially restricted in its ability to directly or
indirectly operate or manage health care facilities

REIT Eligibility / Approval Process
July Filing with the IRS for Private Letter Ruling
Receipt of Expert Legal and Financial Advice Regarding
REIT Eligibility Requirements
Restructuring of Company Subsidiaries into Qualified REIT
Subsidiaries + Taxable REIT Subsidiaries
Divestiture of Health Care Facility Operations by
December 31, 2012: GEO Care
Historical Earnings and Profit Distribution
Final IRS Review and Approval
Receipt of final PLR from IRS not needed before
January 1, 2013 to operate in REIT compliance

REIT Announcement
GEO Board has unanimously approved all necessary steps to
position GEO to operate in compliance with REIT rules
beginning January 1, 2013
2013E Adjusted EBITDA of $320 to $330 million; AFFO of
$200-210 million; and FFO of $215-225  million
Estimated annual dividend of $2.20-2.40 per share
Special dividend of $350 million, or $5.68 per share, payable in December 2012 (80% / 20% Stock / Cash Election)
One-time REIT-related costs/charges of $15-20 million offset by elimination of net deferred tax liabilities resulting in positive earnings adjustment of $90-110 million
Annual tax savings estimated at $45-50 million

Event Timeline
- December 12, 2012 Record Date for Special
Dividend
- December 31, 2012 Special Dividend Payment
Date
- December 31, 2012 Complete Company
Reorganization; Asset
Divestiture
- January 1, 2013 Begin Operating in
Compliance
with REIT Rules
- First Half 2013 Shareholder Vote to
Approve REIT Ownership
Restrictions in the Charter

Significant Projected Benefits from REIT
Structure for GEO and its Shareholders
Increases Shareholder Value
Lowers Cost of Capital
Attracts Larger Base of Potential
Shareholders
Provides Greater Flexibility to Pursue
Growth Opportunities
Creates More Efficient Operating Structure

Diversified Government
Outsourcing Services Provider
Diversified Business Units
- U.S. Corrections & Detention
- Community Reentry
- International Services
3 Federal Clients
11 State DOC Clients
6 International Clients
Presence in United States,
Australia, South Africa
and United Kingdom
73,000 beds
101 Facilities (94 U.S., 7 Int’l)
18,000 Employees
70,000 Offenders Monitored
Co-Leader in Corrections
& Detention
Largest in Community-Based
Services
Largest in Electronic Monitoring
Largest in Youth Services
REIT Structure Aligns with GEO’s
Diversified Business Segments

Fundamentally, GEO is in a real
estate intensive industry
GEO has financed and developed
dozens of facilities since the mid-
1980s
GEO owns/leases significant
portion of its correctional and
detention facilities
GEO has more than $1.7 billion in
long-term assets with minimum
targeted ROIC of 13-15%
Foundation of our Business is
Long-Term Corrections Assets

Significant Facility/Bed Ownership in U.S. Markets
GEO Controlled
66%
Gov’t Controlled
34%
GEO Controlled
82%
Gov’t Controlled
18%
Facility/Bed Ownership
Facility/Bed Ownership
Facility Level EBITDA
Facility Level EBITDA
* Charts exclude International Facilities, BI Electronic Monitoring and
Reentry Services & Health Care Operations Divestiture
Leased
10%
Managed Only
18%
Owned
72%
Leased
7%
Managed Only
34%
Owned
59%

Enhanced Shareholder Value Creation
• Increased Dividends
Special Dividend of $350 Million in 2012
(80% / 20% Stock / Cash Election)
For 2013:
For Illustrative
Purposes Only
in Millions
(except per share data)
Pre-Tax Income $130 - $140
Current Shares Outstanding * 61.6
Dividends per Share * $2.20 - $2.40
* Based on GEO’s current outstanding share count of 61.6 million

Lower Cost of Capital
• More efficient REIT structure leads to greater access to
capital markets and lower cost of capital
• Due to capital intensive nature of corrections/detention
business, new structure  provides greater flexibility to
pursue growth opportunities
• REIT structure allows GEO to pursue a range of
attractive ROIC opportunities

Potential to Expand Investor Base
• REIT structure to draw a more diversified investor
base including active and passive REIT investors
• GEO has attractive real estate characteristics and
business fundamentals
GEO
Stable, sustainable income
Diversified, investment grade government customer base
Solid occupancy rates
Strong customer retention (in excess of 90%)
Low maintenance capex requirements

GEO REIT Structure

REIT
Owned/Leased Facilities

- 43,235 Beds
- 38 Facilities

GEO US Corrections & Detention

- 2,705 Beds
- 20 Facilities

GEO Community-Based Services

- 1,653 Beds
- 15 Facilities

GEO Youth Services

TOTAL: 47,593 Beds 73 Facilities

TRS
Managed Only Facilities

GEO US Corrections & Detention

- 18,044 Beds
- 21 Facilities

GEO Community-Based Services

- 35 Day Reporting Centers

GEO International Services:

- 7,149 Beds
- 7 Facilities

GEO Electronic Monitoring Services

- 70,000 Offenders Tracked

TOTAL: 25,193 Beds 28 Facilities

14 New Company Structure

E&P Distribution in 4Q12
• Special dividend of $350 million, $5.68 per share, to be
paid on December 31, 2012 to shareholders of record
as of December 12, 2012
80% / 20% Stock / Cash Election
Eligible for maximum individual dividend tax rate
of  15%
• Shareholders who elect to receive all cash will be
placed in a lottery capped at approx. $7 million
• Adequate liquidity to fund cash portion (approx. $77
million) of special dividend

REIT-Related Costs
• One-time REIT-related costs estimated at $15-20
million including costs related to modifying existing debt
agreements
• Offset by positive earnings adjustment of $90-110
million due to the elimination of certain net deferred tax
liabilities
• Ongoing annual compliance costs of $3-5 million

Asset Divestiture
• Due to REIT provisions in the tax code, GEO will need to divest its health care facility operations by Dec. 31, 2012
Six managed-only hospitals (1,970 Beds) and two
Correctional Healthcare contracts
• GEO Board has entered into agreement for Management
Buyout (MBO) of health care facility operations for $36 million, plus up to $5 million in earn-out payments
• MBO to pay $2.6 million in additional annual payments and
cost savings to GEO for support services and licensing for five years
• $13-17 million after-tax, non-cash write-off of goodwill, other intangible assets, and intercompany debt in 4Q12
• MBO provides certainty of closing and aligns with steps to operate in compliance with REIT rules beginning on
January 1, 2013

Growing Cash Flows to Support Increased Dividends
GEO AFFO has Grown at 17% CAGR since 2008
AFFO
Bridge
GEO 2012E GEO 2013E
Status Quo
GEO 2013E *
REIT/TRS
Cash Taxes $5-10 Million $55-60 Million $10-15 Million
AFFO $210-220 Million $160-170 Million $200-210 Million
* Reflects Healthcare Divestiture and $3-5 Million in Compliance Costs
$93.9
$117.4
$132.2
$198.7
$215.0
$205.0
$0
$50
$100
$150
$200
$250
2008 2009
2010 2011
2012E
2013E

2013 REIT Guidance
Guidance 2013E
REIT/TRS
Adjusted EBITDA $320 Million - $330 Million
FFO $215 Million - $225 Million
AFFO $200 Million - $210 Million
Pre-Tax Income $130 Million - $140 Million
Dividend per Share * $2.20 - $2.40
• REIT structure to drive increased dividend distribution
* Based on GEO’s current outstanding share count of 61.6 million

Beds in Inventory
Facility State Beds Prospective Clients
Great Plains Correctional Facility OK 2,048  State & Federal
North Lake Correctional Facility MI 1,740  State & Federal
Desert View CCF CA 650  State, Federal & Local
Central Valley CCF CA 640  State, Federal & Local
Leo Chesney CCF CA 318  State, Federal & Local
Mesa Verde CCF CA 400  State, Federal & Local
McFarland CCF CA 260  State, Federal & Local
TOTAL
6,056
- Carrying Costs for GEO’s Idle Facilities Equal $0.14 Per Share
- Incremental EBITDA Potential = $30-35 Million
(Based on GEO’s Avg. Per Diem of $55 and Avg. Company-Owned Margins)

Opportunity Pipeline
Faciliy Location Client Ownership
Beds
Annual Ops
Revenues
Dev.
Capex
Opening
Date
Proposal
Pipeline
Beds
Riverbend CF Ga. GA DOC
Owned
1,500 = $28M $80M Dec-11
Karnes Co. Civil Detention Facility Tex. ICE
Owned
600 = $15M $32M Mar-12
New Castle CF Expansion Ind. IDOC
Managed
512 = $8M $23M Mar-12
Adelanto ICE Processing Center Exp. Calif. ICE
Owned
650 = $21M $70M Aug-12
Aurora USMS Contract Col. USMS
Owned
320 = $8M - Oct-12
New Hampshire - New Beds NH 1,700
BOP CAR 14 U.S. 1,300
Florida Prison Bid Fla. 3,854
Michigan Prison Beds Mich. 1,750
Southwest Border Transportation TX, AZ, NM, CA N/A
TOTAL  3,582
=
$80M $205M 8,604